UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 25, 2012
MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)
Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 E. Franklin St., Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(804) 649-6000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On June 25, 2012, Media General, Inc. (the Company) completed the previously announced sale of all of its newspapers, with the exception of its group of newspapers in and around Tampa, Florida, to World Media Enterprises Inc. (World Media, a subsidiary of Berkshire Hathaway, Inc.) for $142 million in cash subject to adjustment for working capital and other items.  The Company retained the previously frozen pension assets and liabilities and post-retirement obligations related to employees of the businesses that were sold. The newspapers purchased by World Media include 63 daily and weekly titles in Virginia, North Carolina, South Carolina and Alabama.

The foregoing description of the disposition does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, as amended.  The Asset Purchase Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on May 18, 2012 and is incorporated by reference herein.  Amendment No. 1 to Asset Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

The Company expects to record an after-tax loss on the sale of newspapers to World Media in the range of $105-115 million in the second quarter of 2012.  After transaction fees and the repayment of funds drawn on the revolving credit facility,  the Company intends to use the net proceeds from the newspaper sale to offer to repay on a pro rata basis the existing senior secured notes and its term loan at par with no prepayment penalty.

Item 9.01         Financial Statements and Exhibits.

(b)           Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements and notes thereto are included below: unaudited pro forma balance sheet as of March 25, 2012 and unaudited pro forma statements of operations for the three months ended March 25, 2012 and March 27, 2011 and for the fiscal years ended December 25, 2011, December 26, 2010 and December 27, 2009.

The unaudited pro forma condensed consolidated balance sheet as of March 25, 2012 is based on the Company’s balance sheet as of March 25, 2012, after giving effect the sale transaction as if it had occurred as of March 25, 2012.  The unaudited pro forma condensed consolidated statements of operations for the three months ended March 25, 2012 and March 27, 2011, and for the fiscal years ended December 25, 2011, December 26, 2010 and December 27, 2009, give effect to the transaction as if it occurred on December 29, 2008.  In the second quarter, the Company’s Production Services business ceased operations, and the Company sold the assets of DealTaker.com to a private buyer for a nominal amount.  The Company is also in discussions with prospective buyers for its Tampa print properties and associated websites, a sale of these properties is considered probable.  These businesses are collectively shown as “other properties to be divested” for each period presented and will be reflected as discontinued operations in the second quarter Form 10-Q.

In order to derive the pro forma financial information, the historical results of the Company have been adjusted to eliminate the assets, liabilities, and results of operations of the newspapers sold to World Media, as well as the Tampa print properties and related websites, DealTaker.com, and the Company’s Productions Services business, all which have historically been consolidated by the Company.   Pro forma adjustments are described in the notes to the unaudited condensed consolidated pro forma consolidated financial statements.

The unaudited pro forma financial statements have been provided for information purposes only and do not purport to be indicative of what would have occurred had the disposition actually been made as of such dates, nor are they indicative of results which may occur in the future.  For example, the unaudited pro forma financial statements do not reflect the Company’s intentions to reduce its corporate overhead by 35%-40%.  It also does not reflect its new capital structure following a refinancing of bank debt in May 2012.  The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 25, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 25, 2012.

Media General, Inc.
Pro Forma Condensed Consolidated Balance Sheet
(Unaudited, in thousands)

	As of March 25, 2012
	Historical	Adjustments for Properties Sold to World Media (1a)			Adjustments for Other Properties to be Divested (1f)			Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$12,177	$(19)			$(6)			$12,152
Accounts receivable - net	83,263	(19,016)			(8,072)			56,175
Inventories	6,105	(4,562)			(1,543)			-
Other	18,953	(2,376)			(1,917)			14,660
Assets of discontinued operations	-	-			24,375	(1g	)	24,375
Total current assets	120,498	(25,973)			12,837			107,362

Other assets	38,536	(3,623)			(821)			34,092
Property, plant and equipment - net	364,724	(173,918)			(26,726)			164,080
FCC licenses and other intangibles - net	203,760	(2,019)			(50)			201,691
Excess of cost over fair value of net identifiable assets of acquired businesses - net	315,590	(66,023)			(2,460)			247,107

Total assets	$1,043,108	$(271,556)			$(17,220)			$754,332

Current liabilities:
Accounts payable	$24,603	$(6,571)			$(3,593)			$14,439
Accrued expenses and other liabilities	68,228	(16,066)	(1b	)	(6,719)			45,443
Liabilities of discontinued operations	-	-			10,884			10,884
Total current liabilities	92,831	(22,637)			572			70,766

Long-term debt	658,444	(134,738)	(1c	)	-			523,706
Retirement, post-retirement and post-employment plans	221,121	-			-			221,121
Deferred income taxes	46,334	(1,121)	(1d	)	3,116	(1h	)	48,329
Other liabilities and deferred credits	24,361	(60)			(572)			23,729

Stockholders' equity (deficit)	17	(113,000)	(1e	)	(20,336)	(1i	)	(133,319)

Total liabilities and stockholders' equity (deficit)	$1,043,108	$(271,556)			$(17,220)			$754,332

See notes to the pro forma condensed consolidated financial statements.

Media General, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited, in thousands except per share amounts)

	For the Three Months Ended March 25, 2012
	Historical	Adjustments for Properties Sold to World Media (2a)	Adjustments for Other Properties to be Divested (2b)	Pro Forma
Revenues
Broadcast television	$73,442	$-	$(1,290)	$72,152
Digital media and other	8,808	(4,123)	(1,718)	2,967
Print	67,264	(50,929)	(16,335)	-
Total revenues	149,514	(55,052)	(19,343)	75,119
Operating costs:
Employee compensation	73,204	(27,075)	(9,245)	36,884
Production	35,599	(10,826)	(6,685)	18,088
Selling, general and administrative	25,003	(9,782)	(6,455)	8,766
Depreciation and amortization	12,494	(4,079)	(1,100)	7,315
Goodwill and other asset impairment	10,082	-	(10,082)	-
Total operating costs	156,382	(51,762)	(33,567)	71,053
Operating income (loss)	(6,868)	(3,290)	14,224	4,066
Other income (expense):
Interest expense	(15,152)	1	-	(15,151)
Debt modification costs	(10,408)	-	-	(10,408)
Other, net	200	-	(15)	185
Total other income (expense)	(25,360)	1	(15)	(25,374)

Income (loss) from continuing operations before income taxes	(32,228)	(3,289)	14,209	(21,308)
Income tax expense (benefit)	2,196	(2,308)	3,520	3,408
Income (loss) from continuing operations	$(34,424)	$(981)	$10,689	$(24,716)

Loss from continuing operations per common share basic and assuming dilution	$(1.53)			$(1.10)

Weighted average common shares	22,555			22,555

See notes to the pro forma condensed consolidated financial statements.

Media General, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited, in thousands except per share amounts)

	For the Three Months Ended March 27, 2011
	Historical	Adjustments for Properties Sold to World Media (3a)	Adjustments for Other Properties to be Divested (3b)	Pro Forma
Revenues
Broadcast television	$65,326	$-	$(1,381)	$63,945
Digital media and other	10,273	(3,855)	(3,075)	3,343
Print	73,344	(54,073)	(19,271)	-
Total revenues	148,943	(57,928)	(23,727)	67,288
Operating costs:
Employee compensation	78,219	(28,709)	(12,992)	36,518
Production	35,756	(10,847)	(7,806)	17,103
Selling, general and administrative	26,196	(10,188)	(7,167)	8,841
Depreciation and amortization	13,019	(4,462)	(1,339)	7,218
Total operating costs	153,190	(54,206)	(29,304)	69,680
Operating loss	(4,247)	(3,722)	5,577	(2,392)
Other income (expense):
Interest expense	(16,564)	1	-	(16,563)
Other, net	265	-	(23)	242
Total other income (expense)	(16,299)	1	(23)	(16,321)

Income (loss) from continuing operations before income taxes	(20,546)	(3,721)	5,554	(18,713)
Income tax expense (benefit)	5,258	(2,569)	(93)	2,596
Income (loss) from continuing operations	$(25,804)	$(1,152)	$5,647	$(21,309)

Loss from continuing operations per common share basic and assuming dilution	$(1.15)			$(0.95)

Weighted average common shares	22,400			22,400

See notes to the pro forma condensed consolidated financial statements.

Media General, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited, in thousands except per share amounts)

	For the Fiscal Year Ended December 25, 2011
	Historical	Adjustments for Properties Sold to World Media (4a)	Adjustments for Other Properties to be Divested (4b)	Pro Forma
Revenues
Broadcast television	$278,669	$-	$(6,419)	$272,250
Digital media and other	37,977	(16,713)	(9,182)	12,082
Print	299,561	(224,574)	(74,987)	-
Total revenues	616,207	(241,287)	(90,588)	284,332
Operating costs:
Employee compensation	285,635	(106,783)	(50,485)	128,367
Production	139,963	(44,878)	(29,291)	65,794
Selling, general and administrative	106,636	(42,001)	(26,858)	37,777
Depreciation and amortization	51,575	(17,575)	(5,320)	28,680
Goodwill and other asset impairment	32,645	(26,617)	(6,028)	-
Total operating costs	616,454	(237,854)	(117,982)	260,618
Operating income (loss)	(247)	(3,433)	27,394	23,714
Other income (expense):
Interest expense	(64,408)	5	-	(64,403)
Other, net	1,035	-	247	1,282
Total other expense	(63,373)	5	247	(63,121)

Income (loss) from continuing operations before income taxes	(63,620)	(3,428)	27,641	(39,407)
Income tax expense (benefit)	10,702	106	1,410	12,218
Income (loss) from continuing operations	$(74,322)	$(3,534)	$26,231	$(51,625)

Loss from continuing operations per common share basic and assuming dilution	$(3.31)			$(2.30)

Weighted average common shares	22,478			22,478

See notes to the pro forma condensed consolidated financial statements.

Media General, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited, in thousands except per share amounts)

	For the Fiscal Year Ended December 26, 2010
	Historical	Adjustments for Properties Sold to World Media (5a)	Adjustments for Other Properties to be Divested (5b)	Pro Forma
Revenues
Broadcast television	$306,750	$-	$(8,907)	$297,843
Digital media and other	42,993	(14,483)	(15,644)	12,866
Print	328,372	(242,704)	(85,668)	-
Total revenues	678,115	(257,187)	(110,219)	310,709
Operating costs:
Employee compensation	297,725	(113,119)	(52,426)	132,180
Production	147,482	(44,615)	(30,758)	72,109
Selling, general and administrative	107,887	(42,014)	(28,304)	37,569
Depreciation and amortization	53,089	(18,245)	(5,715)	29,129
Gain on insurance recovery	(956)	956	-	-
Total operating costs	605,227	(217,037)	(117,203)	270,987
Operating income (loss)	72,888	(40,150)	6,984	39,722
Other income (expense):
Interest expense	(71,053)	6	-	(71,047)
Other, net	954	-	32	986
Total other expense	(70,099)	6	32	(70,061)

Income (loss) from continuing operations before income taxes	2,789	(40,144)	7,016	(30,339)
Income tax expense (benefit)	25,427	(14,990)	(394)	10,043
Income (loss) from continuing operations	$(22,638)	$(25,154)	$7,410	$(40,382)

Loss from continuing operations per common share basic and assuming dilution	$(1.01)			$(1.81)

Weighted average common shares	22,341			22,341

See notes to the pro forma condensed consolidated financial statements.

Media General, Inc.
Pro Forma Condensed Consolidated Statements of Operations
(Unaudited, in thousands except per share amounts)

	For the Fiscal Year Ended December 27, 2009
	Historical	Adjustments for Properties Sold to World Media (6a)	Adjustments for Other Properties to be Divested (6b)	Pro Forma
Revenues
Broadcast television	$258,967	$-	$(8,395)	$250,572
Digital media and other	41,143	(12,284)	(15,706)	13,153
Print	357,502	(257,343)	(100,159)	-
Total revenues	657,612	(269,627)	(124,260)	263,725
Operating costs:
Employee compensation	300,439	(116,424)	(55,078)	128,937
Production	154,785	(50,058)	(34,290)	70,437
Selling, general and administrative	94,031	(36,521)	(29,018)	28,492
Depreciation and amortization	59,178	(19,901)	(6,808)	32,469
Goodwill and other asset impairment	84,220	(34,282)	(1,315)	48,623
Gain on insurance recovery	(1,915)	-	-	(1,915)
Total operating costs	690,738	(257,186)	(126,509)	307,043
Operating income (loss)	(33,126)	(12,441)	2,249	(43,318)
Other income (expense):
Interest expense	(41,978)	7	-	(41,971)
Income on investments	701	-	-	701
Other, net	972	-	182	1,154
Total other income (expense)	(40,305)	7	182	(40,116)

Income (loss) from continuing operations before income taxes	(73,431)	(12,434)	2,431	(83,434)
Income tax expense (benefit)	(28,638)	(4,849)	948	(32,539)
Income (loss) from continuing operations	$(44,793)	$(7,585)	$1,483	$(50,895)

Loss from continuing operations per common share basic and assuming dilution	$(2.01)			$(2.29)

Weighted average common shares	22,245			22,245

See notes to the pro forma condensed consolidated financial statements.

Media General, Inc.
Notes to Pro Forma Condensed Financial Statements

BALANCE SHEET

March 25, 2012 Adjustments:

1(a)	Eliminate assets and liabilities related to properties sold to World Media.
1(b)	Accrue $2.8 million of estimated additional expenses for liabilities directly related to the World Media sale transaction.
1(c)	Decrease to long-term debt upon application of net sale proceeds from the World Media sale transaction.
1(d)
Reduce deferred income taxes for expected tax benefit associated with loss on sale of the properties sold to World Media.  The amount of income tax benefit associated with the sale is limited to the reversal of previously recorded valuation allowance in connection with the tax amortization of the Company’s indefinite-lived intangible assets that were not available to offset existing deferred tax assets (termed a “naked credit”).

1(e)	Adjust stockholders’ equity to reflect the estimated loss on sale of the properties sold to World Media as if the sale occurred on March 25, 2012.
1(f)
Reflect assets and liabilities of other properties to be divested as held for sale as of March 25, 2012.  Other properties to be divested include the Company’s Tampa print properties and associated websites, DealTaker.com, and its Production Services business.

1(g)	Reflect other properties to be divested at their fair value less costs to sell.
1(h)	Increase deferred income taxes for anticipated net tax expense associated with properties to be divested primarily due to the elimination of the tax basis in the assets of DealTaker.com upon sale.
1(i)
Reduce stockholders’ equity to reflect other properties to be divested at their estimated fair value less costs to sell and for the anticipated $3.1 million of net tax expense associated with other properties to be divested.

STATEMENTS OF OPERATIONS

Adjustments for the three months ended March 25, 2012

2(a)
Eliminate the results of operations associated with properties to be sold to World Media.  Income taxes allocated to these properties primarily represent the valuation allowance recorded during the period in connection with the tax amortization of the Company’s indefinite-lived intangible assets that were not available to offset existing deferred tax assets (i.e., the naked credit).

2(b)
Eliminate the results of operations associated with other properties to be divested.  Other properties to be divested include the Company’s Tampa print properties and associated websites, DealTaker.com, and its Production Services business.  Income taxes allocated to these properties primarily represent the impact of the naked credit described above offset by a $3.6 million income tax benefit related to the impairment of the goodwill and intangible assets of DealTaker.com.

Adjustments for the three months ended March 27, 2011

3(a)	Eliminate the results of operations associated with properties to be sold to World Media. Income taxes allocated to these properties primarily represent the impact of the naked credit described above.
3(b)
Eliminate the results of operations associated with other properties to be divested.  Other properties to be divested include the Company’s Tampa print properties and associated websites, DealTaker.com, and its Production Services business.  Income taxes allocated to these properties primarily represent the impact of the naked credit described above.

Adjustments for the year ended December 25, 2011

4(a)
Eliminate the results of operations associated with properties to be sold to World Media.  Income taxes allocated to these properties primarily represent the impact of the naked credit described above offset by a $10.4 million income tax benefit related to the impairment of the goodwill and intangible assets of certain print properties in the Virginia/Tennessee market.

4(b)
Eliminate the results of operations associated with other properties to be divested.  Other properties to be divested include the Company’s Tampa print properties and associated websites, DealTaker.com, and its Production Services business.  Income taxes allocated to these properties primarily represent the impact of the naked credit described above offset by a $1.8 million income tax benefit related to the impairment of the goodwill and intangible assets of DealTaker.com.

Adjustments for the year ended December 26, 2010

5(a)	Eliminate the results of operations associated with properties to be sold to World Media. Income taxes allocated to these properties primarily represent the impact of the naked credit described above.
5(b)
Eliminate the results of operations associated with other properties to be divested.  Other properties to be divested include the Company’s Tampa print properties and associated websites, DealTaker.com, and its Production Services business.  Income taxes allocated to these properties primarily represent the impact of the naked credit described above.

Adjustments for the year ended December 27, 2009

6(a)
Eliminate the results of operations associated with properties to be sold to World Media.  An intraperiod tax allocation was reflected at the Company’s normalized tax rate of 39%.  Impairment charges recorded during 2009 offset the impact of the naked credit described above.

6(b)
Eliminate the results of operations associated with other properties to be divested.  Other properties to be divested include the Company’s Tampa print properties and associated websites, DealTaker.com, and its Production Services business.  An intraperiod tax allocation was reflected at the Company’s normalized tax rate of 39%.  Impairment charges recorded during 2009 offset the impact of the naked credit described above.

Forward-Looking Statements

This Form 8-K contains forward-looking statements that are subject to various risks and uncertainties.  Actual results may differ materially from those suggested by forward-looking statements for a number of reasons including those described in Item 1A “Risk Factors” of the Company’s Form 10-K.   The reader should understand that it is not possible to foresee or identify all risk factors.  Consequently, any such list should not be considered a complete statement of all potential risks or uncertainties.

(d)                           Exhibits

Exhibit 10.1
Amendment No. 1 to Asset Purchase Agreement, dated as of June 25, 2012, by and among Media General, Inc., Media General Operations, Inc., Media General Communications Holdings, LLC and World Media Enterprises Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date June 29, 2012
/s/ James F. Woodward
James F. Woodward
Vice President - Finance
and Chief Financial Officer